SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2003

U.S. WIRELESS DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-22848
(Commission File Number)

84-1178691
(I.R.S. Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of principal executive
offices including zip code)

(212) 750-7766
     (Registrant's telephone number,
including area code)

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

Filed as Exhibit 99.1 hereto is the certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 for the fiscal year ended June 30, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             U.S. WIRELESS DATA, INC.
                                                                                 (Registrant)

Dated         February 25, 2003                               By: /s/ Dean M. Leavitt
                                                                                  Name: Dean M. Leavitt
                                                                                  Title: Chairman & Chief Executive Officer